The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2021

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q21 vs.
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Selected income statement data
Fee revenue (a)	$3,257	$3,114	$3,074	$3,089	$3,238	5%	1%
Other revenue (a)	9	49	70	141	56	N/M	N/M
Total fee and other revenue (a)	3,266	3,163	3,144	3,230	3,294	3	(1)
Net interest revenue	655	680	703	780	814	(4)	(20)
Total revenue	3,921	3,843	3,847	4,010	4,108	2	(5)
Provision for credit losses	(83)	15	9	143	169	N/M	N/M
Noninterest expense	2,851	2,925	2,681	2,686	2,712	(3)	5
Income before income taxes	1,153	903	1,157	1,181	1,227	28	(6)
Provision for income taxes	221	148	213	216	265	49	(17)
Net income	$932	$755	$944	$965	$962	23%	(3)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$858	$702	$876	$901	$944	22%	(9)%
Diluted earnings per common share	$0.97	$0.79	$0.98	$1.01	$1.05	23%	(8)%
Average common shares and equivalents outstanding – diluted (in thousands)	885,655	891,846	891,069	890,561	896,689	(1)%	(1)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	29%	24%	30%	29%	30%
Return on common equity	8.5%	6.9%	8.7%	9.4%	10.1%
Return on tangible common equity – Non-GAAP (b)	16.1%	13.0%	16.7%	18.5%	20.4%
Non-U.S. revenue as a percentage of total revenue	37%	38%	37%	36%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (c)	$41.7	$41.1	$38.6	$37.3	$35.2	1%	18%
Assets under management (“AUM”) (in trillions)	$2.21	$2.21	$2.04	$1.96	$1.80	—%	23%
Full-time employees	48,000	48,500	48,600	48,300	47,900	(1)%	—%
Book value per common share	$46.16	$46.53	$45.58	$44.21	$42.47
Tangible book value per common share – Non-GAAP (b)	$24.88	$25.44	$24.60	$23.31	$21.53
Cash dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.31
Common dividend payout ratio	32%	39%	32%	31%	30%
Closing stock price per common share	$47.29	$42.44	$34.34	$38.65	$33.68
Market capitalization	$41,401	$37,634	$30,430	$34,239	$29,822
Common shares outstanding (in thousands)	875,481	886,764	886,136	885,862	885,443

Capital ratios at period end (d)
Common Equity Tier 1 ("CET1") ratio	12.6%	13.1%	13.0%	12.6%	11.3%
Tier 1 capital ratio	15.2%	15.8%	15.7%	15.4%	13.5%
Total capital ratio	16.1%	16.7%	16.6%	16.3%	14.3%
Tier 1 leverage ratio	5.8%	6.3%	6.5%	6.2%	6.0%
Supplementary leverage ratio ("SLR")	8.1%	8.6%	8.5%	8.2%	5.6%
(a) In 1Q21, we reclassified certain items within total revenue which impacted fee revenue, other revenue and total fee and other revenue. Prior periods have been reclassified. See “Reporting Changes" beginning on page 19 for additional information.
(b) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020 and $1.2 trillion at March 31, 2020.

(d) Regulatory capital ratios for March 31, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2021 and March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020, Sept. 30, 2020 and June 30, 2020, was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						1Q21 vs.
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Revenue
Investment services fees:
Asset servicing fees	$1,199	$1,138	$1,168	$1,173	$1,159	5%	3%
Clearing services fees	455	418	397	431	470	9	(3)
Issuer services fees	245	257	295	277	263	(5)	(7)
Treasury services fees	157	156	152	144	149	1	5
Total investment services fees	2,056	1,969	2,012	2,025	2,041	4	1
Investment management and performance fees	890	884	835	786	862	1	3
Foreign exchange revenue (a)	231	187	149	193	245	24	(6)
Financing-related fees	51	46	49	58	59	11	(14)
Distribution and servicing	29	28	29	27	31	4	(6)
Total fee revenue (a)	3,257	3,114	3,074	3,089	3,238	5	1
Investment and other income (a)	9	43	61	132	47	N/M	N/M
Net securities gains	—	6	9	9	9	N/M	N/M
Total other revenue (a)	9	49	70	141	56	N/M	N/M
Total fee and other revenue (a)	3,266	3,163	3,144	3,230	3,294	3	(1)
Net interest revenue	655	680	703	780	814	(4)	(20)
Total revenue	3,921	3,843	3,847	4,010	4,108	2	(5)
Provision for credit losses	(83)	15	9	143	169	N/M	N/M
Noninterest expense
Staff	1,602	1,554	1,466	1,464	1,482	3	8
Software and equipment	362	359	340	345	326	1	11
Professional, legal and other purchased services	343	381	355	337	330	(10)	4
Sub-custodian and clearing	124	116	119	120	105	7	18
Net occupancy	123	173	136	137	135	(29)	(9)
Distribution and servicing	74	75	85	85	91	(1)	(19)
Bank assessment charges	34	24	30	35	35	42	(3)
Amortization of intangible assets	24	26	26	26	26	(8)	(8)
Business development	19	26	17	20	42	(27)	(55)
Other	146	191	107	117	140	(24)	4
Total noninterest expense	2,851	2,925	2,681	2,686	2,712	(3)	5
Income before income taxes	1,153	903	1,157	1,181	1,227	28	(6)
Provision for income taxes	221	148	213	216	265	49	(17)
Net income	932	755	944	965	962	23	(3)
Net (income) loss attributable to noncontrolling interests	(5)	(5)	(7)	(15)	18	N/M	N/M
Preferred stock dividends	(69)	(48)	(61)	(49)	(36)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$858	$702	$876	$901	$944	22%	(9)%

Average common shares and equivalents outstanding: Basic	882,558	889,928	889,499	889,020	894,122	(1)%	(1)%
Diluted	885,655	891,846	891,069	890,561	896,689	(1)%	(1)%

Earnings per common share: Basic	$0.97	$0.79	$0.98	$1.01	$1.05	23%	(8)%
Diluted	$0.97	$0.79	$0.98	$1.01	$1.05	23%	(8)%
(a) In 1Q21, we made changes to the line items presented within total revenue on the consolidated income statement and reclassified prior periods to be comparable with the current period presentation. See “Reporting Changes” beginning on page 19 for additional information.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2021	2020
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$5,991	$6,252	$4,104	$4,776	$5,091
Interest-bearing deposits with the Federal Reserve and other central banks	125,524	141,775	106,185	112,728	146,535
Interest-bearing deposits with banks	23,763	17,300	19,027	18,045	22,672
Federal funds sold and securities purchased under resale agreements	28,263	30,907	29,647	36,638	27,363
Securities	155,844	156,441	155,339	154,682	139,273
Trading assets	16,884	15,272	13,074	14,150	12,918
Loans	60,732	56,469	55,491	55,397	62,368
Allowance for loan losses	(327)	(358)	(325)	(302)	(140)
Net loans	60,405	56,111	55,166	55,095	62,228
Premises and equipment	3,521	3,602	3,617	3,598	3,514
Accrued interest receivable	485	510	489	540	576
Goodwill	17,469	17,496	17,357	17,253	17,240
Intangible assets	2,983	3,012	3,026	3,045	3,070
Other assets (a)	23,852	20,955	21,367	21,766	27,675
Total assets	$464,984	$469,633	$428,398	$442,316	$468,155
Liabilities
Deposits	$336,768	$341,545	$296,312	$305,470	$336,717
Federal funds purchased and securities sold under repurchase agreements	15,150	11,305	15,907	14,512	13,128
Trading liabilities	4,566	6,031	6,084	5,595	6,625
Payables to customers and broker-dealers	23,827	25,085	23,514	25,012	24,016
Commercial paper	—	—	671	665	1,121
Other borrowed funds	348	350	420	1,628	1,544
Accrued taxes and other expenses	4,916	5,696	5,347	5,029	4,705
Other liabilities (a)	8,656	7,517	8,675	12,873	11,426
Long-term debt	25,350	25,984	26,121	27,566	27,494
Total liabilities	419,581	423,513	383,051	398,350	426,776
Temporary equity
Redeemable noncontrolling interests	187	176	179	157	140
Permanent equity
Preferred stock	4,541	4,541	4,532	4,532	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,928	27,823	27,741	27,702	27,644
Retained earnings	34,822	34,241	33,821	33,224	32,601
Accumulated other comprehensive loss, net of tax	(1,819)	(985)	(1,359)	(1,943)	(2,827)
Less: Treasury stock, at cost	(20,532)	(19,833)	(19,832)	(19,832)	(19,829)
Total The Bank of New York Mellon Corporation shareholders’ equity	44,954	45,801	44,917	43,697	41,145
Nonredeemable noncontrolling interests of consolidated investment management funds	262	143	251	112	94
Total permanent equity	45,216	45,944	45,168	43,809	41,239
Total liabilities, temporary equity and permanent equity	$464,984	$469,633	$428,398	$442,316	$468,155
(a) In 1Q21, the assets and liabilities of consolidated investment management funds were reclassified to other assets and other liabilities, respectively. All prior periods have been reclassified. See “Reporting Changes” beginning on page 19 for additional information.

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q21 vs.
(dollars in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Investment services fees:
Asset servicing fees (a)	$1,154	$1,099	$1,128	$1,117	$1,108	5%	4%
Securities lending revenue	45	39	40	56	51	15	(12)
Clearing services fees (b)	455	418	397	431	470	9	(3)
Issuer services fees	245	257	295	277	263	(5)	(7)
Treasury services fees	157	156	152	144	149	1	5
Total investment services fees	2,056	1,969	2,012	2,025	2,041	4	1
Investment management and performance fees:
Investment management fees (c)	850	839	828	781	812	1	5
Performance fees	40	45	7	5	50	N/M	(20)
Total investment management and performance fees (d)	890	884	835	786	862	1	3
Foreign exchange revenue (e)	231	187	149	193	245	24	(6)
Financing-related fees	51	46	49	58	59	11	(14)
Distribution and servicing	29	28	29	27	31	4	(6)
Total fee revenue (e)	3,257	3,114	3,074	3,089	3,238	5	1
Investment and other income (e):
Income (loss) from consolidated investment management funds	17	41	27	54	(38)	N/M	N/M
Seed capital gains (losses) (f)	3	22	9	23	(31)	N/M	N/M
Other trading (loss) revenue	(7)	(31)	(14)	(8)	66	N/M	N/M
Renewable energy investment (losses)	(81)	(27)	(34)	(34)	(34)	N/M	N/M
Corporate/bank-owned life insurance	33	43	33	36	36	N/M	N/M
Other investments gains (losses) (g)	11	18	11	13	(7)	N/M	N/M
Disposal (losses)	—	(61)	—	—	—	N/M	N/M
Expense reimbursements from joint venture	23	22	23	19	21	N/M	N/M
Other income	10	16	6	29	34	N/M	N/M
Total investment and other income	9	43	61	132	47	N/M	N/M
Net securities gains	—	6	9	9	9	N/M	N/M
Total other revenue	9	49	70	141	56	N/M	N/M
Total fee and other revenue (e)	$3,266	$3,163	$3,144	$3,230	$3,294	3%	(1)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) Excludes seed capital gains (losses) related to consolidated investment management funds.
(d) On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 1Q20. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(e) In 1Q21, we made changes to the line items presented within total revenue on the consolidated income statement and reclassified prior periods to be comparable with the current period presentation. See “Reporting Changes” beginning on page 19 for additional information.
(f) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(g) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q21		4Q20		3Q20		2Q20		1Q20
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$125,930	(0.05)%	$112,274	(0.04)%	$90,670	(0.04)%	$94,229	(0.03)%	$80,403	0.39%
Interest-bearing deposits with banks (primarily foreign banks)	21,313	0.27	19,281	0.32	19,202	0.42	21,093	0.76	17,081	1.37
Federal funds sold and securities purchased under resale agreements (a)	29,186	0.44	28,389	0.55	30,342	0.63	30,265	0.82	34,109	4.67
Margin loans	15,891	1.14	14,097	1.23	12,870	1.24	12,791	1.28	12,984	2.69
Non-margin loans:
Domestic offices	31,218	2.02	30,855	2.08	30,053	2.12	31,185	2.21	31,720	3.02
Foreign offices	9,680	1.18	9,776	1.31	10,693	1.45	12,743	1.84	11,170	2.55
Total non-margin loans	40,898	1.82	40,631	1.90	40,746	1.94	43,928	2.10	42,890	2.89
Securities:
U.S. government obligations	28,759	1.43	27,783	1.46	30,073	1.36	27,901	1.52	23,175	1.87
U.S. government agency obligations	77,623	1.50	79,712	1.56	78,300	1.68	74,583	1.92	69,046	2.32
State and political subdivisions (b)	2,526	1.92	2,104	2.01	1,500	2.51	1,025	2.98	1,033	3.06
Other securities (b)	47,030	0.50	46,280	0.48	46,719	0.59	45,511	0.82	36,375	0.95
Total investment securities (b)	155,938	1.19	155,879	1.23	156,592	1.30	149,020	1.51	129,629	1.86
Trading securities (b)	8,141	0.95	8,123	0.95	7,212	0.91	6,236	1.13	6,840	2.36
Total securities (b)	164,079	1.18	164,002	1.22	163,804	1.28	155,256	1.50	136,469	1.88
Total interest-earning assets (b)	$397,297	0.75%	$378,674	0.82%	$357,634	0.92%	$357,562	1.06%	$323,936	1.95%
Noninterest-earning assets	63,082		58,814		57,231		57,797		61,342
Total assets	$460,379		$437,488		$414,865		$415,359		$385,278

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$128,543	(0.02)%	$119,012	(0.02)%	$102,767	(0.01)%	$102,135	0.06%	$99,915	0.69%
Foreign offices	116,572	(0.10)	112,306	(0.10)	108,733	(0.09)	108,508	(0.12)	97,717	0.29
Total interest-bearing deposits	245,115	(0.06)	231,318	(0.06)	211,500	(0.05)	210,643	(0.03)	197,632	0.49
Federal funds purchased and securities sold under repurchase agreements (a)	15,288	(0.07)	14,452	0.01	16,850	0.13	14,209	0.03	13,919	7.96
Trading liabilities	2,227	0.53	2,408	0.72	2,692	0.30	1,974	0.39	1,626	1.61
Other borrowed funds	331	2.01	338	1.71	873	1.40	2,272	1.30	719	2.27
Commercial paper	—	—	275	0.10	2,274	0.09	191	1.02	1,581	1.56
Payables to customers and broker-dealers	17,691	(0.01)	17,521	(0.01)	18,501	(0.01)	18,742	(0.01)	16,386	0.73
Long-term debt	26,199	1.81	25,704	1.88	26,511	2.01	28,122	2.42	27,231	2.83
Total interest-bearing liabilities	$306,851	0.11%	$292,016	0.13%	$279,201	0.16%	$276,153	0.24%	$259,094	1.17%
Total noninterest-bearing deposits	83,429		75,840		67,610		72,411		60,577
Other noninterest-bearing liabilities	24,556		23,783		23,393		24,121		24,229
Total The Bank of New York Mellon Corporation shareholders’ equity	45,261		45,539		44,456		42,486		41,206
Noncontrolling interests	282		310		205		188		172
Total liabilities and equity	$460,379		$437,488		$414,865		$415,359		$385,278
Net interest margin		0.66%		0.72%		0.79%		0.88%		1.01%
Net interest margin (FTE) – Non-GAAP (c)		0.67%		0.72%		0.79%		0.88%		1.01%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $37 billion for 1Q21, $41 billion for 4Q20, $43 billion for 3Q20, $67 billion for 2Q20 and $80 billion for 1Q20. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.19% for 1Q21, 0.23% for 4Q20, 0.26% for 3Q20 and 2Q20 and 1.39% for 1Q20. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under resale agreements would have been (0.02)% for 1Q21, 0.00% for 4Q20, 0.04% for 3Q20, 0.00% for 2Q20 and 1.18% for 1Q20. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2021		2020
(dollars in millions)	March 31		Dec. 31		Sept. 30		June 30		March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$21,090		$21,875		$21,171		$20,035		$18,465
Tier 1 capital	25,535		26,310		25,611		24,478		21,933
Total capital	27,191		28,038		27,327		26,183		23,494
Risk-weighted assets	167,546		163,848		156,698		157,290		163,006

CET1 ratio	12.6%		13.4%		13.5%		12.7%		11.3%
Tier 1 capital ratio	15.2		16.1		16.3		15.6		13.5
Total capital ratio	16.2		17.1		17.4		16.6		14.4

Advanced Approaches:
CET1 capital	$21,090		$21,875		$21,171		$20,035		$18,465
Tier 1 capital	25,535		26,310		25,611		24,478		21,933
Total capital	26,912		27,795		27,081		25,937		23,281
Risk-weighted assets	167,209		166,426		163,108		159,340		162,561

CET1 ratio	12.6%		13.1%		13.0%		12.6%		11.4%
Tier 1 capital ratio	15.3		15.8		15.7		15.4		13.5
Total capital ratio	16.1		16.7		16.6		16.3		14.3

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$440,968		$417,982		$394,945		$394,394		$366,058
Tier 1 leverage ratio	5.8%		6.3%		6.5%		6.2%		6.0%

SLR:
Leverage exposure	$313,654	(b)	$304,823	(b)	$300,265	(b)	$297,300	(b)	$392,807
SLR	8.1%	(b)	8.6%	(b)	8.5%	(b)	8.2%	(b)	5.6%

Average liquidity coverage ratio	110%		110%		111%		112%		115%
(a) Regulatory capital ratios for March 31, 2021 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2021 and March 31, 2020 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for Dec. 31, 2020, Sept. 30, 2020 and June 30, 2020, was the Advanced Approaches.

(b) Reflects the application of a rule effective April 1, 2020 to exclude certain central bank placements. Also effective on April 1, 2020 was the temporary exclusion of U.S. Treasury securities from the leverage exposure used in the SLR calculation which increased our consolidated SLR by 68 basis points at March 31, 2021, 72 basis points at Dec. 31, 2020, 78 basis points at Sept. 30, 2020 and 40 basis points at June 30, 2020. The temporary exclusion ceased to apply beginning April 1, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						1Q21 vs.
(dollars in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,150	$1,094	$1,119	$1,113	$1,101	5%	4%
Securities lending revenue	41	36	37	51	46	14	(11)
Clearing services fees (b)	455	418	397	431	470	9	(3)
Issuer services fees	245	257	295	277	263	(5)	(7)
Treasury services fees	157	156	152	144	149	1	5
Total investment services fees	2,048	1,961	2,000	2,016	2,029	4	1
Foreign exchange revenue (c)	193	163	126	164	228	18	(15)
Other (c)(d)	104	111	120	159	179	(6)	(42)
Total fee and other revenue	2,345	2,235	2,246	2,339	2,436	5	(4)
Net interest revenue	645	670	681	768	806	(4)	(20)
Total revenue	2,990	2,905	2,927	3,107	3,242	3	(8)
Provision for credit losses	(79)	31	(10)	145	149	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	2,084	2,157	2,002	1,971	1,969	(3)	6
Amortization of intangible assets	17	17	18	18	18	—	(6)
Total noninterest expense	2,101	2,174	2,020	1,989	1,987	(3)	6
Income before taxes	$968	$700	$917	$973	$1,106	38%	(12)%

Pre-tax operating margin	32%	24%	31%	31%	34%

Total revenue by line of business:
Asset Servicing	$1,424	$1,357	$1,354	$1,463	$1,531	5%	(7)%
Pershing	605	563	538	578	653	7	(7)
Issuer Services	363	385	435	431	419	(6)	(13)
Treasury Services	317	325	323	340	339	(2)	(6)
Clearance and Collateral Management	281	275	277	295	300	2	(6)
Total revenue by line of business	$2,990	$2,905	$2,927	$3,107	$3,242	3%	(8)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) Clearing services fees are almost entirely earned by our Pershing business.
(c) In 1Q21, we made changes to the line items presented within total revenue on the consolidated income statement and reclassified prior periods to be comparable with the current period presentation. See “Reporting Changes” beginning on page 19 for additional information.

(d) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, securities gains and losses and investment and other income.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						1Q21 vs.
(dollars in millions, unless otherwise noted)	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Average loans	$43,468	$41,437	$40,308	$43,113	$41,789	5%	4%
Average assets	$385,054	$358,270	$329,324	$335,288	$304,089	7%	27%
Average deposits	$315,088	$292,631	$263,621	$268,467	$242,187	8%	30%

AUC/A at period end (in trillions) (a)(b)	$41.7	$41.1	$38.6	$37.3	$35.2	1%	18%
Market value of securities on loan at period end (in billions) (c)	$445	$435	$378	$384	$389	2%	14%

Pershing
Net new assets (U.S. platform) (in billions) (d)	$28	$28	$12	$11	$31	N/M	N/M
Average active clearing accounts (U.S. platform) (in thousands)	6,757	6,635	6,556	6,507	6,437	2%	5%
Average long-term mutual fund assets (U.S. platform)	$678,556	$630,086	$597,312	$547,579	$549,206	8%	24%
Average investor margin loans (U.S. platform)	$10,937	$10,097	$9,350	$9,235	$9,419	8%	16%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,638	$3,555	$3,417	$3,573	$3,724	2%	(2)%
(a) March 31, 2021 information is preliminary.
(b) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Clearance and Collateral Management, Issuer Services, Pershing and Wealth Management businesses. Includes the AUC/A of CIBC Mellon of $1.6 trillion at March 31, 2021, $1.5 trillion at Dec. 31, 2020, $1.4 trillion at Sept. 30, 2020, $1.3 trillion at June 30, 2020 and $1.2 trillion at March 31, 2020.

(c) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $64 billion at March 31, 2021, $68 billion at Dec. 31, 2020, $62 billion at Sept. 30, 2020 and June 30, 2020 and $59 billion at March 31, 2020.

(d) Net new assets represent net flows of assets excluding dividends and interest (e.g., net cash deposits and net securities transfers) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS

						1Q21 vs.
(dollars in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Revenue:
Investment management fees (a)	$850	$839	$828	$782	$812	1%	5%
Performance fees	40	45	7	5	50	N/M	(20)
Investment management and performance fees (b)	890	884	835	787	862	1	3
Distribution and servicing	28	29	31	34	43	(3)	(35)
Other (a)	25	27	5	17	(59)	N/M	N/M
Total fee and other revenue (a)	943	940	871	838	846	—	11
Net interest revenue	48	50	47	48	52	(4)	(8)
Total revenue	991	990	918	886	898	—	10
Provision for credit losses	4	(8)	12	7	9	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	702	678	653	650	687	4	2
Amortization of intangible assets	7	9	8	8	8	(22)	(13)
Total noninterest expense	709	687	661	658	695	3	2
Income before taxes	$278	$311	$245	$221	$194	(11)%	43%

Pre-tax operating margin	28%	32%	27%	25%	22%
Adjusted pre-tax operating margin – Non-GAAP (c)	30%	34%	29%	28%	24%

Total revenue by line of business:
Investment Management	$698	$714	$641	$621	$620	(2)%	13%
Wealth Management	293	276	277	265	278	6	5
Total revenue by line of business	$991	$990	$918	$886	$898	—%	10%

Average loans	$11,610	$11,497	$11,503	$11,791	$12,124	1%	(4%)
Average assets	$32,066	$30,804	$30,160	$30,327	$30,543	4%	5%
Average deposits	$19,177	$18,144	$17,570	$17,491	$16,144	6%	19%
(a) Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange revenue and investment and other income.

(b) On a constant currency basis (Non-GAAP), investment management and performance fees increased 1% compared with 1Q20. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c) Net of distribution and servicing expense. See "Supplemental Information – Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						1Q21 vs.
(dollars in billions)	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
AUM by product type (a)(b)
Equity	$173	$170	$149	$141	$120	2%	44%
Fixed income	261	259	241	224	211	1	24
Index	419	393	350	333	274	7	53
Liability-driven investments	802	855	788	752	705	(6)	14
Multi-asset and alternative investments	214	209	193	185	171	2	25
Cash	345	325	320	326	315	6	10
Total AUM by product type	$2,214	$2,211	$2,041	$1,961	$1,796	—%	23%

Changes in AUM (a)(b)
Beginning balance of AUM	$2,211	$2,041	$1,961	$1,796	$1,910
Net inflows (outflows):
Long-term strategies:
Equity	—	(2)	(4)	(2)	(2)
Fixed income	8	5	1	4	—
Liability-driven investments	8	15	14	(2)	(5)
Multi-asset and alternative investments	(2)	—	(3)	—	(1)
Total long-term active strategies inflows (outflows)	14	18	8	—	(8)
Index	3	(3)	(3)	9	3
Total long-term strategies inflows (outflows)	17	15	5	9	(5)
Short-term strategies:
Cash	19	5	(10)	11	43
Total net inflows (outflows)	36	20	(5)	20	38
Net market impact	(36)	93	41	143	(91)
Net currency impact	3	57	44	2	(61)
Ending balance of AUM	$2,214	$2,211	$2,041	$1,961	$1,796	—%	23%

Wealth Management client assets (a)(c)	$292	$286	$265	$254	$236	2%	24%
(a) March 31, 2021 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q21	4Q20	3Q20	2Q20	1Q20
Fee revenue (a)	$9	$11	$7	$10	$6
Other revenue (a)	(36)	(28)	13	28	24
Total fee and other revenue	(27)	(17)	20	38	30
Net interest (expense)	(38)	(40)	(25)	(36)	(44)
Total revenue	(65)	(57)	(5)	2	(14)
Provision for credit losses	(8)	(8)	7	(9)	11
Noninterest expense	41	64	—	39	30
(Loss) before taxes	$(98)	$(113)	$(12)	$(28)	$(55)

Average loans and leases	$1,711	$1,794	$1,805	$1,815	$1,961
Average assets	$43,259	$48,414	$55,381	$49,744	$50,646
(a) In 1Q21, we made changes to the line items presented within total revenue on the consolidated income statement and reclassified prior periods to be comparable with the current period presentation. See “Reporting Changes” beginning on page 19 for additional information.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2020		1Q21 change in unrealized gain (loss)	March 31, 2021			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate		Ratings (c)
				Amortized cost	Fair value							AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	A1+/ A2 & SP-1	Not rated
	Fair value										(b)
Agency RMBS	$61,740		$(742)	$58,107	$58,831		101%	$724		14%		100%	—%	—%	—%	—%	—%
U.S. Treasury	26,958		(280)	30,412	30,595		101	183		55		100	—	—	—	—	—
Sovereign debt/sovereign guaranteed	13,452		(83)	14,454	14,571		101	117		16		73	5	21	1	—	—
Agency commercial MBS	11,685		(175)	11,484	11,730		102	246		33		100	—	—	—	—	—
Supranational	7,208		(31)	7,469	7,505		100	36		56		100	—	—	—	—	—
Foreign covered bonds	6,725		(16)	6,491	6,542		101	51		34		100	—	—	—	—	—
U.S. government agencies	6,577		(110)	5,498	5,469		99	(29)		25		100	—	—	—	—	—
CLOs	4,703		6	4,751	4,754		100	3		100		99	—	—	—	—	1
Non-agency commercial MBS	2,992		(87)	2,907	2,948		101	41		24		99	1	—	—	—	—
Foreign government agencies	4,132		(27)	2,678	2,697		101	19		14		92	8	—	—	—	—
State and political subdivisions	2,324		(55)	2,665	2,649		99	(16)		—		74	8	1	—	17	—
Other asset-backed securities	3,164		(18)	2,617	2,628		100	11		19		100	—	—	—	—	—
Non-agency RMBS (d)	2,387		(7)	2,365	2,509		106	144		53		71	4	1	13	—	11
Corporate bonds	1,994		(100)	2,289	2,238		98	(51)		—		15	68	17	—	—	—
Commercial paper and certificates of deposits (e)	249		—	—	—		—	—		—		—	—	—	—	—	—
Other	1		—	1	1		100	—		—		—	—	—	—	—	100
Total securities	$156,291	(f)	$(1,725)	$154,188	$155,667	(f)(g)	101%	$1,479	(f)(h)	30%		95%	2%	3%	—%	—%	—%
(a) Amortized cost reflects historical impairments.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes RMBS that were included in the former Grantor Trust of $487 million at Dec. 31, 2020 and $451 million at March 31, 2021.
(e) Includes amounts purchased from affiliated money market funds of $249 million at Dec. 31, 2020 and $- million at March 31, 2021.
(f) Includes net unrealized losses on derivatives hedging securities available-for-sale (including terminated hedges) of $1,428 million at Dec. 31, 2020 and $634 million at March 31, 2021.
(g) The fair value of available-for-sale securities totaled $107,178 million at March 31, 2021, net of hedges, or 69% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $48,489 million at March 31, 2021, or 31% of the fair value of the securities portfolio, net of hedges.

(h) Includes unrealized gains of $1,022 million at March 31, 2021 related to available-for-sale securities, net of hedges, and $457 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $2,074 million at March 31, 2021 and the amortization of that net purchase premium was $177 million in 1Q21.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2021		2020
(dollars in millions)	March 31		Dec. 31		Sept. 30		June 30		March 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$358		$325		$302		$140		$122
Allowance for lending-related commitments	121		135		152		148		94
Allowance for other financial instruments	22	(a)	26	(a)	21	(a)	41	(a)	N/A
Allowance for credit losses – beginning of period	$501		$486		$475		$329		$216

Impact of adopting ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments, effective Jan. 1, 2020	N/A		N/A		N/A		N/A		(55)	(b)

Net (charge-offs) recoveries:
Charge-offs	(1)		(1)		—		—		(1)
Recoveries	2		1		2		3		—
Total net recoveries (charge-offs)	1		—		2		3		(1)
Provision for credit losses (b)	(83)		15		9		143		169
Allowance for credit losses - end of period	$419		$501		$486		$475		$329

Allowance for credit losses – end of period:
Allowance for loan losses	$327		$358		$325		$302		$140
Allowance for lending-related commitments	73		121		135		152		148
Allowance for other financial instruments (a)	19		22		26		21		41
Allowance for credit losses – end of period	$419		$501		$486		$475		$329

Allowance for loan losses as a percentage of total loans	0.54%		0.63%		0.59%		0.55%		0.22%

Nonperforming assets	$112		$89		$84		$88		$88
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.
N/A – Not applicable.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q21	4Q20	3Q20	2Q20	1Q20
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$858	$702	$876	$901	$944
Add: Amortization of intangible assets	24	26	26	26	26
Less: Tax impact of amortization of intangible assets	6	6	7	6	6
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$876	$722	$895	$921	$964

Average common shareholders’ equity	$40,720	$40,712	$39,924	$38,476	$37,664
Less: Average goodwill	17,494	17,411	17,357	17,243	17,311
Average intangible assets	3,000	3,019	3,039	3,058	3,089
Add: Deferred tax liability – tax deductible goodwill	1,153	1,144	1,132	1,119	1,109
Deferred tax liability – intangible assets	665	667	666	664	666
Average tangible common shareholders’ equity – Non-GAAP	$22,044	$22,093	$21,326	$19,958	$19,039

Return on common equity – GAAP	8.5%	6.9%	8.7%	9.4%	10.1%
Return on tangible common equity – Non-GAAP	16.1%	13.0%	16.7%	18.5%	20.4%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2021	2020
(dollars in millions, except common shares)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$44,954	$45,801	$44,917	$43,697	$41,145
Less: Preferred stock	4,541	4,541	4,532	4,532	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	40,413	41,260	40,385	39,165	37,603
Less: Goodwill	17,469	17,496	17,357	17,253	17,240
Intangible assets	2,983	3,012	3,026	3,045	3,070
Add: Deferred tax liability – tax deductible goodwill	1,153	1,144	1,132	1,119	1,109
Deferred tax liability – intangible assets	665	667	666	664	666
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$21,779	$22,563	$21,800	$20,650	$19,068

Period-end common shares outstanding (in thousands)	875,481	886,764	886,136	885,862	885,443

Book value per common share – GAAP	$46.16	$46.53	$45.58	$44.21	$42.47
Tangible book value per common share – Non-GAAP	$24.88	$25.44	$24.60	$23.31	$21.53

Net interest margin reconciliation
(dollars in millions)	1Q21	4Q20	3Q20	2Q20	1Q20
Net interest revenue – GAAP	$655	$680	$703	$780	$814
Add: Tax equivalent adjustment	3	3	2	2	2
Net interest revenue (FTE) – Non-GAAP	$658	$683	$705	$782	$816

Average interest-earning assets	$397,297	$378,674	$357,634	$357,562	$323,936

Net interest margin – GAAP (a)	0.66%	0.72%	0.79%	0.88%	1.01%
Net interest margin (FTE) – Non-GAAP (a)	0.67%	0.72%	0.79%	0.88%	1.01%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business
(dollars in millions)	1Q21	4Q20	3Q20	2Q20	1Q20
Income before income taxes – GAAP	$278	$311	$245	$221	$194

Total revenue – GAAP	$991	$990	$918	$886	$898
Less: Distribution and servicing expense	75	76	85	86	91
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$916	$914	$833	$800	$807

Pre-tax operating margin – GAAP (a)	28%	32%	27%	25%	22%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	30%	34%	29%	28%	24%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q21 vs.
(dollars in millions)	1Q21	1Q20	1Q20
Consolidated:
Investment management and performance fees – GAAP	$890	$862	3%
Impact of changes in foreign currency exchange rates	—	23
Adjusted investment management and performance fees – Non-GAAP	$890	$885	1%

Investment and Wealth Management business:
Investment management and performance fees – GAAP	$890	$862	3%
Impact of changes in foreign currency exchange rates	—	23
Adjusted investment management and performance fees – Non-GAAP	$890	$885	1%

THE BANK OF NEW YORK MELLON CORPORATION
REPORTING CHANGES

In order to combine items of a similar nature within total revenue and to simplify our income statement presentation, in the first quarter of 2021 we made the following reporting changes. The reclassifications had no impact on consolidated total revenue or total revenue for the business segments. Prior periods were reclassified to be comparable with the current period presentation.
• Other trading revenue was reclassified from foreign exchange and other trading revenue to investment and other income.
• Foreign exchange and other trading revenue was renamed foreign exchange revenue.
• The impact of foreign currency remeasurement was reclassified from investment and other income to foreign exchange revenue.
• Income (loss) from consolidated investment management funds was reclassified to investment and other income.
• Investment and other income was reclassified from fee revenue to other revenue. Other revenue includes investment and other income and net securities gains (losses).

In addition, the assets and liabilities of consolidated investment management funds were reclassified to other assets and other liabilities, respectively, on the consolidated balance sheet. The reclassifications had no impact on total assets or total liabilities. Prior periods were reclassified to be comparable with the current period presentation.

(in millions)	4Q20	3Q20	2Q20	1Q20
Consolidated income statement reclassifications
Foreign exchange and other trading revenue – previously reported	$167	$137	$166	$319
Less: Other trading (loss) revenue	(31)	(14)	(8)	66
Add: Foreign currency remeasurement (loss) gain	(11)	(2)	19	(8)
Foreign exchange revenue	$187	$149	$193	$245

Total fee revenue – previously reported	$3,116	$3,108	$3,167	$3,323
Less: Other trading (loss) revenue	(31)	(14)	(8)	66
Less: Investment and other income	22	46	105	11
Add: Foreign currency remeasurement (loss) gain	(11)	(2)	19	(8)
Total fee revenue – revised	$3,114	$3,074	$3,089	$3,238

Investment and other income – previously reported	$22	$46	$105	$11
Add: Other trading (loss) revenue	(31)	(14)	(8)	66
Add: Income (loss) from consolidated investment management funds	41	27	54	(38)
Less: Foreign currency remeasurement (loss) gain	(11)	(2)	19	(8)
Investment and other income – revised	$43	$61	$132	$47

Fee and other revenue – previously reported	$3,122	$3,117	$3,176	$3,332
Add: Income (loss) from consolidated investment management funds	41	27	54	(38)
Fee and other revenue – revised	$3,163	$3,144	$3,230	$3,294

Consolidated balance sheet reclassifications
Other assets – previously reported	$20,468	$20,779	$21,306	$27,446
Add: Assets of consolidated investment management funds, at fair value	487	588	460	229
Other assets – revised	$20,955	$21,367	$21,766	$27,675

Other liabilities – previously reported	$7,514	$8,671	$12,869	$11,425
Add: Liabilities of consolidated investment management funds, at fair value	3	4	4	1
Other liabilities – revised	$7,517	$8,675	$12,873	$11,426

THE BANK OF NEW YORK MELLON CORPORATION
REPORTING CHANGES

(in millions)	4Q20	3Q20	2Q20	1Q20
Investment Services business
Foreign exchange and other trading revenue – previously reported	$180	$146	$178	$261
Less: Other trading revenue	4	9	19	31
Add: Foreign currency remeasurement (loss) gain	(13)	(11)	5	(2)
Foreign exchange revenue	$163	$126	$164	$228

Other revenue – previously reported	$94	$100	$145	$146
Add: Other trading revenue	4	9	19	31
Less: Foreign currency remeasurement (loss) gain	(13)	(11)	5	(2)
Other revenue – revised	$111	$120	$159	$179

Other segment
Fee (loss) revenue – previously reported	$(23)	$11	$29	$21
Less: Other trading (loss) revenue	(7)	(4)	2	21
Less: Investment and other (loss) income	(21)	17	30	(12)
Add: Foreign currency remeasurement gain (loss)	6	9	13	(6)
Fee revenue – revised	$11	$7	$10	$6

Net securities gains – previously reported	$6	$9	$9	$9
Add: Other trading (loss) revenue	(7)	(4)	2	21
Add: Investment and other (loss) income	(21)	17	30	(12)
Less: Foreign currency remeasurement gain (loss)	6	9	13	(6)
Other revenue	$(28)	$13	$28	$24